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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 27, 2006

                                 Belden CDT Inc.

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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           Delaware                   001-12561              36-3601505

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 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)          Identification No.)

                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105

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          (Address of Principal Executive Offices, including Zip Code)

                                 (314) 854-8000

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              (Registrant's telephone number, including area code)

                                       n/a

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

      Exhibit 99.1 News Release dated April 27, 2006

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      ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Earnings Release. On April 27, 2006, the Company issued the news release attached as Exhibit 99.1, which reports Belden CDT's results of operation for the first quarter of 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      99.1 Company news release dated April 27, 2006, titled "Belden CDT Reports Revenue Up 12.4 Percent, Adjusted Operating Profit of 9.1 Percent for First Quarter."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BELDEN CDT INC.

Date: April 27, 2006                        By:/s/ Kevin L. Bloomfield
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